UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 31, 2011
Sagebrush Gold Ltd.
(exact name of registrant as specified in its charter)

Nevada	333-150462	26-0657736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1640 Terrace Way Walnut Creek, California	94597
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 930-6338

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                          Change in Registrant’s Certifying Accountant.

On May 31, 2011, J.H. Cohn LLP (“J.H. Cohn”) resigned as Sagebrush Gold, Ltd.’s, (formerly The Empire Sports & Entertainment Holdings Co.) (the “Company”) and its predecessor, Golden Empire LLC’s (“Golden Empire”) independent registered public accounting firm.

During the period from November 30, 2009 to December 31, 2009, J.H. Cohn’s report on Golden Empire’s financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from February 10, 2010 (Inception) to December 31, 2010, J.H. Cohn’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the periods referred to above for both the Company and Golden Empire and the subsequent interim period through May 31, 2011, (i) there were no disagreements between the Company or Golden Empire and J.H. Cohn on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of J.H. Cohn would have caused J. H. Cohn to make reference to the subject matter of the disagreement in connection with its reports on the Company's or Golden Empire’s financial statements; and  (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On June 1, 2011, the Company provided J.H. Cohn with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that J.H. Cohn furnished it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated June 1, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On June 1, 2011, the Company engaged KBL, LLP (“KBL”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2011. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on June 1, 2011.

During the periods referred to above for both the Company and Golden Empire and the subsequent interim period through May 31, 2011, neither the Company nor Golden Empire consulted with KBL regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s or Golden Empire's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01    Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit
Number	Description
16.1	Letter from J.H. Cohn LLP dated June 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2011

Sagebrush Gold Ltd.

By:	/s/ Sheldon Finkel
Sheldon Finkel
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
16.1	Letter from J.H. Cohn LLP dated June1, 2011